                                          Delaware
                                          Investments(SM)
                                          -------------------------------------
CLOSED-END                                A member of Lincoln Financial Group(R)







Annual Report 2002
--------------------------------------------------------------------------------
                          LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.









[Graphic Omitted: Logo] POWERED BY RESEARCH(SM).

Table
  OF CONTENTS


Letter to Shareholders                          1

Portfolio Management Review                     3

Performance Summary                             6

Important Fund Information                      8

Financial Statements:

  Statement of Net Assets                      10

  Statement of Operations                      12

  Statements of Changes
    in Net Assets                              13

  Financial Highlights                         14

  Notes to Financial
    Statements                                 15

Report of Independent
  Accountants                                  17

Board of Directors/Officers                    18


Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all Major Asset Classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach -- rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                        Lincoln National Convertible Securities Fund, Inc.
  TO SHAREHOLDERS             January 10, 2003


Recap of Events
As the new year begins, investors await the unfolding story of the U.S. and foreign economies. Through the spring and summer months of 2002, the pace of the economic recovery came under great scrutiny. Investors, by this time, had generally come to know that several forces were evolving, the result of which might decide many outcomes, from employment to the condition of stock prices.

Perhaps the most significant force on investors' minds was the level of business spending. Capital expenditure, or cap ex as it is referred to, was great in the later 1990s, as businesses attempted to ramp up their capabilities. As capacity swelled, business spending fell off, causing in part the recession of 2001. At this point in time, the U.S. government took a global leadership role by kicking off a round of interest rate cuts that were intended to make money cheap for businesses and consumers, who might then accelerate spending habits.

Consumers took full advantage of the lower rates by buying new homes and cars, or refinancing existing mortgages. The strength of consumer spending helped to buoy the economy through the difficult times it faced in both 2001 and 2002. When the U.S. recession ended, which government statistics place as the third quarter of 2001, the general belief among investors was that cap ex would bounce back, in turn allowing for a recovery much in line with prior post-recessionary environments.

The increase in spending did not take place, as corporations took a generally defensive posture, cutting costs and reorganizing for perceived better days ahead. So it was during much of 2002 that investors worried that without meaningful cap ex, the recovery would not occur quickly enough. Without adequate economic growth, investors came to believe that corporate profits would likely be bleak, and so stocks were sold, causing a downdraft throughout global equity markets that would not find relief until autumn.

Some investors sought out high quality, government-oriented bonds for their safety and income streams in addition to their capacity to rise in value as interest rates decline. Other investors moved toward real estate, as this asset class can also pay reasonable dividends, and additionally, because its performance cycle is not entirely linked to the fate of the stock market.

It was in early October 2002 that stocks attempted a meaningful reversal from their downward spiral. No doubt the oft-mentioned tech bubble had been displaced, and stock valuations, such as the relationship between the price of a stock relative to its per share earnings, became, at long last, sufficiently attractive as to prompt investors to once again buy stocks. Likewise, early signs that cap ex was picking up were being evaluated along with the continuation of steady household spending habits.


Average Annual Total Return                                                     Premium (+)/
At Net Asset Value                                                              Discount (-)
For the period ended December 31, 2002                           One Year      As of 12/31/02
Lincoln National Convertible Securities Fund, Inc.                -19.55%           -3.74%
Lipper Convertible Securities Closed-End Funds Average (10 funds) -10.53%
Merrill Lynch Convertible Securities Index                         -4.95%
First Boston Convertible Securities Index                          -7.12%
---------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at net asset value and market price and a description of the indexes can be found on pages 6 and 7. The Lipper Convertible Securities Closed-End Funds Average represents the average return of closed-end convertible securities funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. The Fund's benchmark index has been changed from the First Boston Convertible Securities Index (the "FB Convertible Index") to the Merrill Lynch Convertible Securities Index (the "ML Convertible Index"). The ML Convertible Index is an unmanaged index comprised of domestic convertible securities. Fund management has determined that the ML Convertible Index is an appropriate benchmark for the Fund based on the Fund's investment objective and policies. Fund management has designated the ML Convertible Index as the Fund's new benchmark primarily because the performance of the ML Convertible Index is calculated and published on a daily basis. Unlike the FB Convertible Index, which only publishes its performance on a monthly basis, shareholders can track the performance of the Fund against the ML Convertible Index on any business day. In addition, the ML Convertible Index is generally more accessible to the public than the FB Convertible Index. Past performance is not a guarantee of future results.

Market Outlook
As we return to thoughts of the new year, we are encouraged by what our research has uncovered for us. The economy continues to show signs of steady improvement, which we believe should be largely in our favor during 2003. Capital expenditure appears to be at long last picking up, and the gradual decline in the U.S. dollar during the year might in fact lend support to exporters, as their goods will become more attractively valued in global markets. Fortunately, our outlook is for subdued inflation, which should help to keep interest rates relatively low, which is a plus for bond investors. A stronger economy should bode well for gradually improving corporate profits, which in turn might allow stocks the ability to move higher.

Sincerely,


/s/ David K. Downes

David K. Downes
President

Portfolio                     Lincoln National Convertible Securities Fund, Inc.
MANAGEMENT REVIEW             January 10, 2003


Fund Manager
Robert D. Schwartz
Senior Portfolio Manager

What are the key factors that affected the Fund's performance in 2002? Performance for a convertible securities fund is determined by a number of factors. In addition to the factors relevant to equity fund investors, such as industry and stock specific selection, an overriding factor for convertible fund managers is the type of securities the fund holds with regard to equity sensitivity.

The convertible marketplace at any given time can be divided into three types of securities -- equity-like, balanced (traditional convertibles), or fixed-income convertibles. Lincoln National Convertible Securities Fund, Inc. has traditionally taken a balanced approach, offering investors upside potential while reducing the risk relative to an all-equity exposure.

For the year ended December 31, 2002, Lincoln National Convertible Securities Fund, Inc. returned -19.55% (shares at net asset value with distributions reinvested). The Merrill Lynch Convertible Securities Index finished the year down -4.95%, while the Lipper Convertible Securities Closed-End Funds Average returned -10.53% during the same period. The First Boston Convertible Securities Index fell -7.12% during the same year.

Historically we have held securities primarily in the balanced and equity portion of the convertible universe. Due to equity market depreciation and the type of convertible issuance in 2000 and 2001, a high proportion of the convertible marketplace was "fixed income" and provided little equity sensitivity when we started our fiscal year. Late in 2001 and into early 2002, we began substituting more equity-sensitive securities for many of our less equity-sensitive securities to ensure that we would participate in any market rally. Because of the makeup of the marketplace, this positioned us more aggressively than other convertible indexes and most other convertible funds. Our average credit ratings and issue size also declined somewhat as the larger, higher quality issues had little equity sensitivity. Although our securities did much better than the underlying equities, this positioning hurt performance, as we clearly did not anticipate the equity market to be as negative as it was in 2002.

Does the investment rationale for convertibles still hold after three years of negative performance for the convertible market?
The past three years were indeed difficult for both convertible and equity investors. 2000 and 2002 were the two poorest years in history for convertible indexes and 2001 was not much better. However, we have to look at convertibles in the context of the equity markets, as convertible instruments usually involve low risk relative to their corresponding equities. The table below shows comparative returns over the past four years.


                                        First Boston
                                   Convertible Securities      First Boston
                    S&P 500              Underlying             Convertible
                     Index             Equities Index         Securities Index

1999                 21.0%                  46.9%                  42.3%
2000                 -9.1                  -15.5                   -7.8
2001                -12.0                  -21.1                   -6.4
2002                -22.1                  -37.0                   -7.1

Source: Bloomberg


As you can see, convertibles, as measured by the First Boston Convertible Securities Index, have done much better than the S&P 500 Index of large stocks over the past three years. More importantly, relative to the universe of convertible issuers, convertible securities have significant protection. This comparison to the equities underlying the convertible market gives the truest means of gauging the relative performance of convertible securities. The table also provides a measure of the upside potential captured with convertibles by examining performance in 1999, the most recent bull market year. As the table shows, convertibles demonstrated significant appreciation. Although comparative returns for convertibles can vary quite a bit based on strategy, the numbers above show that the convertible market has continued to deliver on its promise.

Can you give an example of one of your holdings and explain the rationale for owning the convertible security?
One of our holdings over the past two years has been CV Therapeutics. We profiled this company last year as a large holding that had performed well for the Fund in 2001. We highlight this security again this year even though it was a negative contributor for the year, as it demonstrates the added value of a typical convertible in a negative equity market.

CV is a biopharmaceutical company specializing in developing drugs to treat cardiovascular disease. CV's lead product is Ranolazine, used for the treatment of stable angina. CV has completed multiple successful Phase III studies and a recently submitted new drug application. Multiple other products in later stages of development, along with a sizable cash balance, provide stability to the credit profile. The risks with investing in companies like CV are the timing of approvals, ultimate market size, and a volatile market valuation. That is why we utilize a convertible. We own the 4.75% convertible bond due in 2007.

During 2002, in a tough market for biotechnology equities, CV's stock fell significantly, although fundamentals remain positive (the equity was up significantly in late 2001 and the Fund took partial profits at that time). Although the drop in 2002 was significant, the convertible participated in only 42% of the equity's negative performance. Had the equity risen during the year, we think the convertible would have participated in over 70% of the equity's upside. We felt that the bond's 8.5% yield at the time of purchase in 2001, combined with its conversion features, gave the Fund downside protection and promising upside potential. This example fits our philosophy of investing in a dynamic company, but improving our risk/reward profile through the use of a convertible security.

What is your outlook for the convertible market in 2003?
We expect the economy to continue to grow at a moderate pace in 2003. Absent any major geopolitical problems, we believe the equity market should show positive returns, most likely outperforming the bond market for the first time in three years. Earnings growth should return in many industries, albeit from low levels. Stock price appreciation will most likely be uneven as much of this recovery is already anticipated in equity prices. Interest rates may rise slowly during the year if economic growth stabilizes or increases. Unless the increase is dramatic, however, which we do not expect, the convertible market should not be overly affected. Convertibles should perform well in an environment with moderately increasing equity prices and stable interest rates.

As we start 2003, we believe there is a great deal of pent-up demand for convertible securities. A slowdown in issuance during the second half of 2002, combined with a continuation of investment flowing into convertible arbitrage funds, has driven up valuations of many convertible securities. We expect the market should move back into equilibrium as new issuance picks up in early 2003. Issuance should be varied across industries as many different types of companies will need to fund growth after such a long period of depressed earnings. We look forward to this new issuance as the market is still heavily weighted in "busted" type convertibles with low equity sensitivity.

Can you describe the Fund's positioning at year-end?
We have tried to position the portfolio to take advantage of a recovering market in 2003. Since we expect earnings to be mixed early in the year, we are somewhat defensive as we start 2003. We recognized the volatility that the equity and credit markets have had in recent years and pared back positions of our more leveraged holdings late in 2002. At year-end, we have over 35% of holdings in the investment-grade category versus only 25% at the end of 2001. This weighting remains below our benchmark, reflecting the lower equity-sensitivity of many large, high quality issues.

We start the year defensively from an industrial allocation as well. The portfolio is underweighted in technology holdings while overweighted in healthcare and other stable earnings companies. We may increase our holdings in technology and cyclical companies as the year progresses.

The portfolio statistics are also a little more defensive than our traditional metrics. The Fund's holdings have a current yield of close to 5% and a median conversion premium of 55%. The median equity market capitalization of the companies we are invested in is just under $2 billion. Although we own a number of larger companies, the typical holding is still a medium-sized company. We have less than 15% of the portfolio in equities and mandatory convertibles (equity-like securities), while more than 85% of the portfolio is in convertible bonds and preferred stock.

--------------------------------------------------------------------------------
Lincoln National Convertible Securities Fund, Inc.
Portfolio Highlights

As of December 31, 2002
--------------------------------------------------------------------------------
Current Yield at Market Price                                              8.27%
--------------------------------------------------------------------------------
Average Maturity*                                                     8.09 years
--------------------------------------------------------------------------------
* Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

Recent Growth in Convertible Issuance
Although issuance in most equity related securities fell dramatically in 2002, the convertible marketplace still had significant issuance during 2002. Although issuance did not reach the record pace seen in 2000 and 2001, the market remains more than double the size it was a decade ago.

The chart below shows the progression of issuance and market size over the past 5 years.

                                 $ in billions

                                1998       1999       2000       2001       2002
                                ----       ----       ----       ----       ----
Issuance                        32.3       38.9       60.5        105         55
Market Size                      128        166        155        218        212

Source: Merrill Lynch Convertibles

--------------------------------------------------------------------------------


Lincoln National Convertible Securities Fund, Inc.
Sector Allocation
As of December 31, 2002

Convertible Bonds 65.46%

Convertible Preferred Stock 23.76%

Common Stock 8.51%

Short-Term Investments & Other Assets/(Liabilities) 2.27%

Lincoln National
  CONVERTIBLE SECURITIES FUND, INC.


Fund Basics
As of December 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a high level of total return through a combination of capital appreciation and current income.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$73.17 million
--------------------------------------------------------------------------------
Number of Holdings:
77
--------------------------------------------------------------------------------
Your Fund Manager:

Robert D. Schwartz has managed the portfolio since 1993. Mr. Schwartz also spent four years as a Senior Research analyst. Mr. Schwartz received an MBA from New York University in 1987 and is a CFA charterholder.
--------------------------------------------------------------------------------
NYSE Symbol:
LNV


Fund Performance
Average Annual Total Returns
Through December 31, 2002               10 Years        Five Years      One Year
--------------------------------------------------------------------------------
At Market Price                           +7.92%            -0.55%        -9.35%
At Net Asset Value                        +6.79%            -1.19%       -19.55%
--------------------------------------------------------------------------------
Returns reflect reinvestment of all distributions and capital gain tax credits. Performance does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Lincoln National
  CONVERTIBLE SECURITIES FUND, INC.

Performance of a $10,000 Investment
December 31, 1992 to December 31, 2002

Lincoln National Convertible Securities Fund, Inc. -- Performance of a $10,000 Investment


                                           Lincoln National Convertible      Lincoln National Convertible         First Boston
              Merrill Lynch Convertible       Securities Fund, Inc.             Securities Fund, Inc.        Convertible Securities
                 Securities Index                 @ Market Price                       @ NAV                         Index
              -------------------------   ------------------------------     ----------------------------    ----------------------
12/31/1992            $10,000                         $10,000                           $10,000                     $10,000
12/31/1993            $11,891                         $13,436                           $12,805                     $11,858
12/31/1994            $11,049                         $11,489                           $12,554                     $11,300
12/31/1995            $13,784                         $13,738                           $15,013                     $13,979
12/31/1996            $15,749                         $17,084                           $18,079                     $15,900
12/31/1997            $18,739                         $20,081                           $20,460                     $18,588
12/31/1998            $20,277                         $16,781                           $19,419                     $19,807
12/31/1999            $29,264                         $20,401                           $26,910                     $28,197
12/31/2000            $25,849                         $20,966                           $23,436                     $25,092
12/31/2001            $24,828                         $21,505                           $23,910                     $21,182
12/31/2002            $23,596                         $19,494                           $19,235                     $19,673



Chart assumes $10,000 invested on December 31, 1992 and reflects the reinvestment of all distributions. Performance of the Fund, the Merrill Lynch Convertible Securities Index and the First Boston Convertible Securities Index at market value is based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. The Fund's benchmark index has been changed from the First Boston Convertible Securities Index (the "FB Convertible Index") to the Merrill Lynch Convertible Securities Index (the "ML Convertible Index"). The ML Convertible Index is an unmanaged index comprised of domestic convertible securities. Fund management has determined that the ML Convertible Index is an appropriate benchmark for the Fund based on the Fund's investment objective and policies. Fund management has designated the ML Convertible Index as the Fund's new benchmark primarily because the performance of the ML Convertible Index is calculated and published on a daily basis. Unlike the FB Convertible Index, which only publishes its performance on a monthly basis, shareholders can track the performance of the Fund against the ML Convertible Index on any business day. In addition, the ML Convertible Index is generally more accessible to the public than the FB Convertible Index. The Merrill Lynch Convertible Securities Index is an unmanaged index of domestic convertible securities. The First Boston Convertible Securities Index is composed of convertible securities with a minimum $50 million in total market capitalization. Performance does not include any brokerage commissions for purchases. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
December 31, 2001 to December 31, 2002

Lincoln National Convertible Securities Fund, Inc. -- Market Price vs. NAV


                  Lincoln National Convertible     Lincoln National Convertible
                      Securities Fund, Inc.             Securities Fund, Inc.
                        @ Net Asset Value                  @ Market Price
                  ----------------------------     ----------------------------

 12/31/2001                   $16.76                        $14.36
  1/31/2002                   $16.51                        $14.66
  2/28/2002                   $15.72                        $14.35
  3/31/2002                   $16.57                        $14.85
  4/30/2002                   $15.92                        $14.86
  5/31/2002                   $15.32                        $14.45
  6/30/2002                   $14.42                        $13.26
  7/31/2002                   $12.94                        $12.08
  8/31/2002                   $12.93                        $12.35
  9/30/2002                   $12.26                        $12.14
 10/31/2002                   $12.36                        $11.85
 11/30/2002                   $13.26                        $12.70
 12/31/2002                   $12.56                        $12.09


Past performance is not a guarantee of future results.

Important                     Lincoln National Convertible Securities Fund, Inc.
  FUND INFORMATION


Automatic Dividend Reinvestment Plan
Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's common stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.


Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666

or call 800 851-9677.

================================================================================
SHAREHOLDER MEETING RESULTS
2002 Annual Shareholder Meeting

The Fund held its annual meeting of shareholders on August 15, 2002. At the annual meeting, the Fund's shareholders elected seven Directors; voted on a proposal submitted by a shareholder to request that the Board convert the Fund into an open-end fund; and voted on a proposal submitted by a shareholder to amend the Fund's bylaws to impose certain qualifications applicable to nominees for election to the Board as described in the proxy statement for the annual meeting. The result of the voting at the annual meeting was as follows:

--------------------------------------------------------------------------------
Nominee                          Shares Voted For             Withheld Authority
--------------------------------------------------------------------------------
Thomas L. Bindley                   5,066,543                       542,330
--------------------------------------------------------------------------------
Richard M. Burridge, Sr.            5,065,166                       543,707
--------------------------------------------------------------------------------
Adela Cepeda                        5,064,533                       544,340
--------------------------------------------------------------------------------
Roger J. Deshaies                   5,064,913                       543,960
--------------------------------------------------------------------------------
David K. Downes                     5,062,825                       546,048
--------------------------------------------------------------------------------
H. Thomas McMeekin                  5,060,339                       548,534
--------------------------------------------------------------------------------
Daniel R. Toll                      5,063,619                       545,254
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Proposal                                                     For           Against           Abstain
----------------------------------------------------------------------------------------------------
1. Shareholder proposal to request that the Fund be
   converted into an open-end fund.                        646,686        2,866,104          134,063
----------------------------------------------------------------------------------------------------
2. Shareholder proposal to amend the Fund's bylaws to
   impose certain qualifications applicable to nominees
   for election to the Board.                              612,189        2,886,977          147,687
----------------------------------------------------------------------------------------------------

================================================================================

Statement                     Lincoln National Convertible Securities Fund, Inc.
  OF NET ASSETS               December 31, 2002


                                                     Principal        Market
                                                      Amount          Value
--------------------------------------------------------------------------------
Convertible Bonds - 65.46%
--------------------------------------------------------------------------------
Aerospace & Defense - 2.12%
   EDO 144A 5.25% 4/15/07                           $ 1,500,000    $ 1,548,750
                                                                   -----------
                                                                     1,548,750
                                                                   -----------
Automobiles & Automotive Parts - 1.55%
   Navistar Financial 4.75% 4/1/09                      500,000        383,125
   Sonic Automotive 5.25% 5/7/09                      1,000,000        750,000
                                                                   -----------
                                                                     1,133,125
                                                                   -----------
Banking, Finance & Insurance - 2.22%
  *XL Capital 2.527% 5/23/21                            800,000        510,000
  *XL Capital 144A 2.585% 5/23/21                     1,750,000      1,115,625
                                                                   -----------
                                                                     1,625,625
                                                                   -----------
Cable, Media & Publishing - 8.25%
 ++Adelphia Communications
     6.00% 2/15/06                                    1,000,000         87,500
EchoStar Communications
     4.875% 1/1/07                                    1,000,000        890,000
     5.75% 5/15/08                                      500,000        453,125
EchoStar Communications 144A
     5.75% 5/15/08                                      500,000        453,125
Liberty Media
     (Convertible to Motorola)
     3.50% 1/15/31                                    1,000,000        646,250
Liberty Media
     (Convertible to Viacom)
     3.25% 3/15/31                                    1,500,000      1,413,750
Mediacom Communications
     5.25% 7/1/06                                     2,500,000      2,093,750
                                                                   -----------
                                                                     6,037,500
                                                                   -----------
Computers & Technology - 5.94%
   BISYS 4.00% 3/15/06                                  500,000        471,875
   BISYS 144A 4.00% 3/15/06                           1,000,000        943,750
   CNET Networks 5.00% 3/1/06                         1,700,000      1,145,375
   Documentum 144A 4.50% 4/1/07                       1,000,000        917,500
   Mail.Com 144A 7.00% 2/1/05                         3,250,000        865,313
                                                                   -----------
                                                                     4,343,813
                                                                   -----------
Electronics & Electrical Equipment - 8.10%
   Amkor Technology 5.75% 6/1/06                      1,500,000        866,250
   Amkor Technology 144A 5.75% 6/1/06                 1,000,000        577,500
   Benchmark Electronics 6.00% 8/15/06                2,350,000      2,341,187
   LSI Logic 4.00% 11/1/06                              750,000        615,000
   Photronics 6.00% 6/1/04                            1,550,000      1,528,688
                                                                   -----------
                                                                     5,928,625
                                                                   -----------
Energy - 1.68%
  *Anadarko Petroleum 2.837% 3/7/20                   2,000,000      1,232,500
                                                                   -----------
                                                                     1,232,500
                                                                   -----------
Food, Beverage & Tobacco - 5.24%
  *Brinker International 2.273% 10/10/21              2,000,000      1,387,500
   Bunge Limited 144A 3.75% 11/15/22                  1,500,000      1,541,250
  *General Mills 144A 1.804% 10/28/22                 1,250,000        904,688
                                                                   -----------
                                                                     3,833,438
                                                                   -----------

                                                     Principal        Market
                                                      Amount          Value
--------------------------------------------------------------------------------
Convertible Bonds (continued)
--------------------------------------------------------------------------------
Healthcare & Pharmaceuticals - 19.92%
   Alkermes 6.52% 12/31/09                           $2,150,000    $ 2,359,624
   AmerisourceBergen 5.00% 12/1/07                      900,000      1,152,000
   Cephalon 144A 2.50% 12/15/06                       1,000,000        928,750
   CuraGen 6.00% 2/2/07                                 750,000        480,938
   CV Therapeutics 4.75% 3/7/07                       2,000,000      1,382,500
   CV Therapeutics 144A 4.75% 3/7/07                  2,000,000      1,382,499
   Inhale Therapeutic Systems
     5.00% 2/8/07                                       700,000        431,375
   Inhale Theraputic Systems 144A
     5.00% 2/8/07                                     1,500,000        924,375
  *Laboratory Corporation of America
     1.591% 9/11/21                                   1,000,000        671,250
  *Laboratory Corporation of
     America 144A 2.00% 9/11/21                       1,550,000      1,040,438
   Medarex 4.50% 7/1/06                               1,000,000        646,250
   OSI Pharmaceuticals 144A
     4.00% 2/1/09                                       500,000        355,000
   Province Healthcare
     4.25% 10/10/08                                   1,400,000      1,102,500
     4.50% 11/20/05                                     500,000        443,125
   Res-Care 6.00% 12/1/04                             1,510,000      1,183,463
   Res-Care 144A 6.00% 12/1/04                          120,000         94,050
                                                                   -----------
                                                                    14,578,137
                                                                   -----------
Retail - 9.25%
   Barnes & Noble 5.25% 3/15/09                         400,000        374,500
   Barnes & Noble 144A 5.25% 3/15/09                  1,500,000      1,404,375
   Best Buy 144A 2.25% 1/15/22                          900,000        762,750
 **Duane Reade 144A 2.148% 4/16/22                    1,500,000        738,750
   School Specialty 6.00% 8/1/08                        400,000        388,000
   School Specialty 144A 6.00% 8/1/08                 1,500,000      1,455,000
  *TJX 1.749% 2/13/21                                 2,000,000      1,642,499
                                                                   -----------
                                                                     6,765,874
                                                                   -----------
Telecommunications - 1.19%
  *Verizon Global 144A 3.07% 5/15/21                  1,500,000        873,750
                                                                   -----------
                                                                       873,750
                                                                   -----------
Total Convertible Bonds
   (cost $53,996,317)                                               47,901,137
                                                                   -----------
                                                     Number of
                                                       Shares
--------------------------------------------------------------------------------
Convertible Preferred Stock - 23.76%
--------------------------------------------------------------------------------
Aerospace & Defense - 1.84%
   Northrop Grumman 7.25%                                12,500      1,346,750
                                                                   -----------
                                                                     1,346,750
                                                                   -----------
Automobiles & Automotive Parts - 3.49%
   Ford Capital Trust II 6.50%                           20,000        817,000
   Tower Automotive Capital Trust 6.75%                  60,650      1,448,019
   Tower Automotive Capital Trust
     144A 6.75%                                          12,125        289,484
                                                                   -----------
                                                                     2,554,503
                                                                   -----------

Statement                     Lincoln National Convertible Securities Fund, Inc.
  OF NET ASSETS (CONTINUED)


                                                     Number of        Market
                                                      Shares          Value
--------------------------------------------------------------------------------
Convertible Preferred Stock (continued)
--------------------------------------------------------------------------------
Banking, Finance & Insurance - 9.19%
   Chubb 7.00%                                           49,700    $ 1,190,315
   Sovereign Capital Trust II 7.50%                      20,000      1,572,000
   Saint Paul 9.00%                                      10,000        660,600
   Travelers Property Casualty 4.50%                     55,000      1,229,250
   Washington Mutual 5.375%                              40,000      2,075,000
                                                                   -----------
                                                                     6,727,165
                                                                   -----------
Consumer Products - 0.93%
   Newell Financial Trust I 5.25%                        15,000        680,625
                                                                   -----------
                                                                       680,625
                                                                   -----------
Energy - 3.99%
   Centerpoint Energy 2.00%                              26,000        588,250
   Chesapeake Energy 6.75%                               10,000        610,000
   El Paso Energy Capital Trust I 4.75%                  34,600        629,720
   Unocal Capital Trust 6.25%                            21,200      1,089,150
                                                                   -----------
                                                                     2,917,120
                                                                   -----------
Healthcare & Pharmaceuticals - 0.47%
   Hybridon 6.50%                                        20,814        344,732
                                                                   -----------
                                                                       344,732
                                                                   -----------
Paper & Forest Products - 0.96%
   International Paper Capital 5.25%                     15,000        699,375
                                                                   -----------
                                                                       699,375
                                                                   -----------
Transportation - 2.89%
   Union Pacific Capital Trust 6.25%                     41,065      2,114,848
                                                                   -----------
                                                                     2,114,848
                                                                   -----------
Total Convertible Preferred Stock
   (cost $20,551,805)                                               17,385,118
                                                                   -----------

--------------------------------------------------------------------------------
Common Stock - 8.51%
--------------------------------------------------------------------------------
Buildings & Materials - 2.82%
  +EMCOR                                                 22,409      1,187,901
  +Royal Technologies                                    89,682        872,606
                                                                   -----------
                                                                     2,060,507
                                                                   -----------
Cable, Media & Publishing - 0.36%
  +United GlobalCom                                     110,896        266,150
                                                                   -----------
                                                                       266,150
                                                                   -----------
Electronics & Electrical Equipment - 0.44%
  +Cirrus Logic                                         112,632        324,380
                                                                   -----------
                                                                       324,380
                                                                   -----------
Energy - 1.01%
   Pogo Producing                                        19,790        737,178
                                                                   -----------
                                                                       737,178
                                                                   -----------
Healthcare & Pharmaceuticals - 2.61%
  +Biovail                                               72,410      1,912,348
                                                                   -----------
                                                                     1,912,348
                                                                   -----------

                                                     Number of        Market
                                                      Shares          Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Retail - 1.27%
   Action Performance                                    48,800    $   927,200
                                                                   -----------
                                                                       927,200
                                                                   -----------
Total Common Stock
   (cost $11,960,902)                                                6,227,763
                                                                   -----------

                                                     Principal
                                                       Amount
--------------------------------------------------------------------------------
Commercial Paper - 5.74%
--------------------------------------------------------------------------------
   General Electric Company
     1.48% 1/2/03                                   $ 1,300,000      1,300,000
   UBS Finance 1.20% 1/2/03                           2,900,000      2,899,902
                                                                   -----------
Total Commercial Paper (cost $4,199,902)                             4,199,902
                                                                   -----------

                                                     Number of
                                                       Shares
--------------------------------------------------------------------------------
Warrant - 0.00%
--------------------------------------------------------------------------------
  +Hybridon Warrants                                     92,359            924
                                                                   -----------
Total Warrant (cost $0)                                                    924
                                                                   -----------

Total Market Value of Securities - 103.47%
   (cost $ 90,708,926)                                              75,714,844
Liabilities Net of Receivables and
   Other Assets - (3.47%)                                           (2,543,281)
                                                                   -----------
Net Assets Applicable to 5,826,725
   Shares ($0.001 Par Value)
   Outstanding (100.00%)                                           $73,171,563
                                                                   -----------
Net Asset Value Per Share of Common
   Stock Outstanding                                                   $ 12.56
                                                                       -------

Common Stock, par value $0.001 per share
   (authorized 20,000,000 shares), issued
   and outstanding 5,826,725 shares                                      5,827
Proceeds in excess of par value of
   shares issued                                                   115,326,124
Distributions in excess of net investment income                    (1,456,681)
Accumulated net realized loss
   on investments                                                  (25,709,625)
Net unrealized depreciation
   of investments                                                  (14,994,082)
                                                                   -----------
Total Net Assets                                                   $73,171,563
                                                                   ===========


  +Non-income producing security for the year ended December 31, 2002. ++Non-income producing security. Security is currently in default.
  *Zero coupon bond. The interest rate shown is the yield at the time of purchase.
 **Zero coupon bond. The interest rate shown is the first step-up rate.

   144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

Statement                     Lincoln National Convertible Securities Fund, Inc.
  OF OPERATIONS               December 31, 2002


Investment Income:
   Interest                                                        $ 2,962,027
   Dividends                                                         1,515,362
                                                                   -----------
   Total Investment Income                                           4,477,389
                                                                   -----------

Expenses:
   Management fees                                     $727,599
   Legal fees                                           445,399
   Reports to shareholders                              130,873
   Directors fees                                        69,000
   Audit fees                                            33,150
   Stock transfer & dividend disbursing fees             29,000
   NYSE fees                                             25,000
   Custodian fees                                         3,940
   Other                                                  8,120
                                                       --------
   Subtotal of expenses                                              1,472,081
                                                                   -----------
   Management fees waived                                             (248,448)
   Total Operating Expenses                                          1,223,633
                                                                   -----------
Net Investment Income                                                3,253,756
                                                                   -----------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investment transactions                    (19,454,474)
   Net change in unrealized depreciation of investments             (2,925,482)
                                                                   -----------
Net Realized and Unrealized Loss on Investments                    (22,379,956)
                                                                   -----------

Net Decrease in Net Assets Resulting from Operations              $(19,126,200)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

Statements                    Lincoln National Convertible Securities Fund, Inc.
  OF CHANGES IN NET ASSETS


                                                                                Year Ended
                                                                          12/31/02       12/31/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                 $ 3,253,756    $ 4,949,658
   Net realized loss on investments                                      (19,454,474)    (7,245,894)
   Net change in unrealized appreciation/depreciation of investments      (2,925,482)     3,720,975
                                                                         -----------    -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations       (19,126,200)     1,424,739
                                                                         -----------    -----------

Changes from Capital Share Transactions:
   Retirement of shares repurchased through Buy-Back program - Note E       (617,056)    (4,800,263)
                                                                         -----------    -----------
   Net Decrease from Capital Share Transactions                             (617,056)    (4,800,263)
                                                                         -----------    -----------
Dividends and Distributions to Shareholders:
   From net investment income                                             (3,305,081)    (4,513,107)
   In excess of net investment income*                                    (1,456,681)            --
   From tax return of capital                                               (661,892)            --
                                                                         -----------    -----------
                                                                          (5,423,654)    (4,513,107)
                                                                         -----------    -----------
   Total Decrease in Net Assets                                          (25,166,910)    (7,888,631)
                                                                         -----------    -----------

Net Assets:
   Beginning of period                                                    98,338,473    106,227,104
                                                                         -----------    -----------
   End of period                                                         $73,171,563    $98,338,473
                                                                         ===========    ===========

*Dividends that were declared in 2002 and payable in 2003.

The accompanying notes are an integral part of the financial statements.

Financial
  HIGHLIGHTS

Selected data for each share of the common stock outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                           12/31/02       12/31/01          12/31/00       12/31/99       12/31/98

Net asset value, beginning of period                         $16.76         $17.19            $21.59         $16.36         $18.24

Income from investment operations:
Net investment income(1)                                       0.56           0.83              0.91           0.84           0.97
Anti-dilutive impact due to capital shares repurchased         0.01           0.11              0.12             --             --
Net realized and unrealized gain (loss) (net of taxes)        (3.84)         (0.61)            (4.55)          5.25          (1.89)
                                                             ------         ------            ------         ------         ------
Total from investment operations                              (3.27)          0.33             (3.52)          6.09          (0.92)
                                                             ------         ------            ------         ------         ------

Less dividends and distributions to shareholders:
From net investment income                                    (0.57)         (0.76)            (0.88)         (0.86)         (0.96)
In excess of net investment income(2)                         (0.25)            --                --             --             --
From tax return of capital                                    (0.11)            --                --             --             --
                                                             ------         ------            ------         ------         ------
Total dividends and distributions                             (0.93)         (0.76)            (0.88)         (0.86)         (0.96)
                                                             ------         ------            ------         ------         ------

Net asset value, end of period                               $12.56         $16.76            $17.19         $21.59         $16.36
                                                             ======         ======            ======         ======         ======

Per Share Market Value, End of Period                        $12.09         $14.36            $14.75         $16.00         $14.00
Total Investment Return (based on Market Value)              (9.35%)         2.57%            (2.62%)        21.57%        (16.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $73,172        $98,338          $106,227       $137,580       $104,227
Ratio of expenses to average net assets                       1.46%          1.54%             1.23%          1.05%          1.15%
Ratio of expenses to average net assets prior
  to expenses waived and expenses paid indirectly             1.76%          1.74%             1.28%          1.06%          1.15%
Ratio of net investment income to average net assets          3.89%          4.88%             4.10%          4.98%          5.52%
Ratio of net investment income to average net assets
  prior to expenses waived and expenses paid indirectly       3.59%          4.68%             4.05%          4.97%          5.52%
Portfolio Turnover                                           76.88%        123.72%           120.68%        128.32%        151.68%
------------------------------------------------------------------------------------------------------------------------------------


(1) Per share information was based on the average shares outstanding method.

(2) Dividends that were declared in 2002 and payable in 2003.

The accompanying notes are an integral part of the financial statements.

Notes                         Lincoln National Convertible Securities Fund, Inc.
  TO FINANCIAL STATEMENTS     December 31, 2002


Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

Note A -- Summary of Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments -- Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange-listed security does not trade on a particular day, then the mean between the bid and asked prices will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at "fair value", as determined by the Fund's securities valuation committee according to the Fund's pricing procedures as approved by the Fund's Board of Directors. Discounts and premiums are amortized to interest income over the lives of the respective securities. Money market instruments having less then 60 days to maturity are valued at amortized cost, which approximates market value.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Income Taxes -- It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund intends to continue to qualify for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Security transactions are recorded on the date the securities are purchased or sold (trade date). Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on all debt securities are amortized to interest income over the lives of the respective securities. Distributions to common shareholders are recorded on the ex-dividend date. The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended December 31, 2002.

Note B -- Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $62,798,975 and $64,303,880, respectively, as of December 31, 2002.

Note C -- Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:


                                                     2002           2001

Ordinary Income                                   $3,305,081     $4,513,107
In excess of net investment income*                1,456,681             --
Tax Return of Capital                                661,892             --
                                                  ----------     ----------
Total                                             $5,423,654     $4,513,107
                                                  ----------     ----------


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,044,778 expires in 2009, and $11,847,326 expires in 2010.

As of December 31, 2002, the components of net assets on a tax basis were as follows:


Shares of beneficial interest                                    $115,331,951
Distributions in excess of net investment income*                  (1,456,681)
Capital loss carryforwards                                        (18,892,104)
Post-October losses                                                (6,729,010)
Unrealized depreciation on investments                            (15,082,593)
                                                                 ------------
Net Assets                                                       $ 73,171,563
                                                                 ------------

*Dividends that were declared in 2002 and payable in 2003.

At December 31, 2002, the cost of investments for federal income tax purposes was $90,797,437. At December 31, 2002, net unrealized depreciation was $15,082,593, the aggregate gross unrealized appreciation on investments was $3,669,664, and the aggregate gross unrealized depreciation was $18,752,257.

Note D -- Management Fees and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, a management fee of 0.21875% of net assets of the Fund as of the close of business on the last business day of the quarter (0.875% on an annual basis). DMC has elected to waive 0.30% of its management fee through March 31, 2003. At December 31, 2002, the Fund had a liability payable to DMC of $106,613.

Notes                         Lincoln National Convertible Securities Fund, Inc.
  TO FINANCIAL STATEMENTS (CONTINUED)


Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. Delaware Service Company, Inc., which is an affiliate of DMC, provides accounting services for the Fund.

Note E -- Share Repurchase Program
On March 22, 2000, the Board of Directors authorized the repurchase by the Fund of up to 5% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading, in order to provide additional liquidity to shareholders and to enhance the net asset value of the shares. On February 2, 2001, the Board of Directors extended the share repurchase program by authorizing the repurchase of an additional 5% of the Fund's outstanding common stock upon completion of the initial buyback program. For the fiscal year ended December 31, 2000 the Fund repurchased 192,450 of its shares, for a total cost of $3,353,064 at a weighted average discount of 19.32% from net asset value. The discount of individual purchases ranged from 6.97% to 30.28%. For the fiscal year ended December 31, 2001, the Fund repurchased 311,700 of its shares, for a total cost of $4,800,263 at a weighted average discount of 11.85% from net asset value. The discount of individual purchases ranged from 6.62% to 20.80%. For the fiscal year ended December 31, 2002, the Fund repurchased 41,350 of its shares, for a total cost of $617,056 at a weighted average discount of 8.45% from net asset value. The discount of individual purchases ranged from 5.91% to 12.05%.

Note F -- Contingencies
In May 2000, a suit was filed against the Lincoln National Convertible Securities Fund, Inc. (the "Fund") and its Directors in the United States District Court for the Eastern District of Pennsylvania (the "District Court"). Goldstein v. Lincoln National Convertible Securities Fund, Inc., Case No. 00-CV-2653. The plaintiff is a stockholder of the Fund who, in April 2000, expressed an intention (a) to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual meeting in May, (b) to move that the shareholders pass a certain resolution at the 2000 annual meeting in May and (c) to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 annual meeting because he had failed to notify the Fund of his intentions prior to a January 2000 deadline that had been announced in the Fund's proxy statement for the prior year. In the action, the plaintiff claims that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that the Fund disseminated in connection with the 2000 annual meeting. The primary relief that the plaintiff sought was an order compelling the Fund to put up two classes of its staggered board for election at the 2001 annual meeting -- the class that would ordinarily be put up for election at that meeting but also the class that was elected at the 2000 annual meeting. If he were to prevail, the plaintiff would also seek an award of attorneys' fees and expenses, which we believe could be in the amount of several hundred thousand dollars. The Fund asserted counterclaims against the plaintiff, contending that arrangements he had with various beneficial holders of the Fund's shares gave rise to violations of the federal securities laws. On April 27, 2001, the District Court found in favor of the plaintiff, finding that under Maryland law, the Fund's Directors, by precluding the plaintiff from nominating his candidates for election to the Board and submitting his other proposal at the May 2000 annual meeting, breached their fiduciary duty. This ruling was based on the District Court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in the Fund's bylaws. The District Court also found that the Directors omitted material facts in connection with the solicitation of proxies for the 2000 annual meeting. Although the Fund's proxy materials disclosed that the Board had implemented a classified Board structure as permitted by Maryland law, the District Court ruled that the Fund should have stated that this was accomplished by way of an amendment to the Fund's charter documents. The District Court also ruled in favor of the plaintiff with respect to the Fund's counterclaim. The District Court issued an order setting aside the election of the Fund's Class 1 Directors at the 2000 annual meeting and ordered that a new election be conducted with respect to the Class 1 Director positions. The Board of Directors has appealed the ruling of the District Court in this case. The District Court has issued a stay of its order directing the Fund to hold a new election pending the outcome of the appeal.

In addition, in January 2001, an action was filed against the Fund and its directors in the Circuit Court for Baltimore City in Baltimore, Maryland. Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels I). This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the action described above.

In September 2001, the plaintiff in Daniels I filed a separate class action complaint in the District Court for the Southern District of New York. In addition to the Fund and its directors, the complaint in Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels II) names Lincoln Investment Management (the Fund's investment advisor prior to January 1, 2001) and Delaware Management Company (the Fund's current investment advisor) as defendants. The complaint alleges that the defendants engaged in a joint transaction in contravention of Section 17(d) of the Investment Company Act of 1940. Specifically, the complaint alleges that the Directors and the Fund's investment advisor improperly used Fund assets to finance a proxy contest against Mr. Goldstein and related litigation. The plaintiff seeks unspecified damages and attorney s fees.

Report
  OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Lincoln National Convertible Securities Fund, Inc.:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Lincoln National Convertible Securities Fund (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA
February 14, 2003

Board of Directors/Officers

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                    Principal                 Number of                 Other
         Name,              Position(s)                            Occupation(s)          Portfolios in Fund        Directorships
        Address              Held with       Length of Time           During               Complex Overseen            Held by
     and Birthdate          Registrant          Served*            Past 5 Years              by Director               Director
------------------------------------------------------------------------------------------------------------------------------------
Directors

  David K. Downes(1)         President          2 Years        Mr. Downes has served               2                President and
  2005 Market Street                                           in various executive                              Director/Trustee of
Philadelphia, PA 19103                                             capacities at                                    33 investment
                                                                different times at                                 companies in the
   January 8, 1940                                             Delaware Investments.                            Delaware Investments
                                                                                                                   family of funds

                                                                                                                 Director/President,
                                                                                                                  Lincoln National
                                                                                                                  Income Fund, Inc.

Richard M. Burridge, Sr.(2)  Director          17 Years           Vice President,                  2             Director, Lincoln
   1 N. Wacker Drive                                              UBS/PaineWebber                                 National Income
      Suite 2500                                                   (since 2000);                                     Fund, Inc.
   Chicago, IL 60606                                                 Chairman,
                                                              The Burridge Group, Inc.
    March 19, 1929                                                (1996 -- 2000).

H. Thomas McMeekin(3)        Director          13 Years         Managing Director,                 2             Director, Lincoln
      Suite 5600                                          Prudential Investment Management                        National Income
180 N. Stetson Street                                              (since 2001);                                     Fund, Inc.
  Chicago, IL 60610                                              Managing Partner,
                                                                Griffin Investments
     June 17, 1953                                                 (since 2000);
                                                              Executive Vice President
                                                           and Chief Investment Officer --
                                                                   Fixed Income,
                                                          Delaware Investments (1999 -- 2000);
                                                              President and Director,
                                                         Lincoln Investment Management, Inc.,
                                                           Executive Vice President and
                                                             Chief Investment Officer,
                                                           Lincoln National Corporation
                                                                   (until 2000).


                                                                    Principal                 Number of                 Other
         Name,              Position(s)                            Occupation(s)          Portfolios in Fund        Directorships
        Address              Held with       Length of Time           During               Complex Overseen            Held by
     and Birthdate          Registrant          Served*            Past 5 Years              by Director               Director
------------------------------------------------------------------------------------------------------------------------------------

 Independent Directors

   Thomas L. Bindley        Independent         5 Years          President, Bindley                2           Director, Midas, Inc.
 707 Skokie Boulevard        Director                           Capital Corporation                            and Lincoln National
       Suite 600                                                   (since 1998);                                 Income Fund, Inc.
 Northbrook, IL 60062                                         Executive Vice President
                                                            and Chief Financial Officer,
   November 8, 1943                                             Whitman Corporation
                                                                   (until 1998).

     Adela Cepeda           Independent        11 Years             President,                     2               Commissioner,
      Suite 1515             Director                           A.C. Advisory, Inc.                               Chicago Public
 70 W. Madison Street                                              (since 1995).                               Building Commission;
  Chicago, IL 60602                                                                                              Director, Harvard
                                                                                                                  Club of Chicago,
    April 30, 1958                                                                                             Fort Dearborn Income
                                                                                                                  Securities, Inc.
                                                                                                                    and Director,
                                                                                                                  Lincoln National
                                                                                                                 Income Fund, Inc.;
                                                                                                               Director, Amalgamated
                                                                                                                Bank of Chicago and
                                                                                                              Amalga Trust Co., Inc.

  Roger J. Deshaies         Independent        11 Years      Senior Vice President --              2            Director, Partners
  Executive Offices          Director                          Finance, Brigham &                               Health System and
     PBB-Admin. 4                                               Women s Hospital                                 Lincoln National
    c/o Receiving                                                 (since 1998);                                  Income Fund, Inc.
  29 Shattuck Street                                         Senior Vice President --
   Boston, MA 02115                                             Finance, Parkview
                                                            Health System (until 1998).
    August 5, 1949

    Daniel R. Toll          Independent        17 Years        President, Heller                   2             Director, Lincoln
  560 Green Bay Road         Director                       International Corporation                             National Income
      Suite 300                                                   (until 1984).                                      Fund, Inc.
  Winnetka, IL 60093

   December 3, 1927

                                                                    Principal                 Number of                 Other
         Name,              Position(s)                            Occupation(s)          Portfolios in Fund        Directorships
        Address              Held with       Length of Time           During               Complex Overseen            Held by
     and Birthdate          Registrant          Served*            Past 5 Years              by Director               Director
------------------------------------------------------------------------------------------------------------------------------------
Officers

  Michael P. Bishof         Treasurer           4 Years     Mr. Bishof has served in               2                     None
  2005 Market Street                                           various executive
Philadelphia, PA 19103                                      capacities at different
                                                               times at Delaware
   August 18, 1962                                                Investments.


   David F. Connor          Secretary           3 Years        Vice President and                  2                     None
  2005 Market Street                                         Deputy General Counsel,
Philadelphia, PA 19103                                        Delaware Investments
                                                               (since 2000); Vice
December 2, 1963                                             President and Assistant
                                                                General Counsel,
                                                             Prudential Investments
                                                             (1998-2000); Associate,
                                                            Drinker Biddle & Reath LLP
                                                                  (until 1998).


* The Directors of the Fund serve for a one-year term. At each annual meeting of shareholders, the entire Board of Directors will be elected and each newly elected Director will serve for a one-year term and until his or her successor is elected and qualified.

(1) Executive Officer of the Fund's investment adviser and accounting service provider.

(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.

(3) Mr. McMeekin is considered to be an "interested director" because he was an executive officer of Lincoln National Corporation (LNC), of which the Fund's investment adviser is a wholly-owned subsidiary, and because he currently owns stock of LNC.

 Delaware
 Investments(SM)
 --------------------------------------
 A member of Lincoln Financial Group(R)


This annual report is for the information of Lincoln National Convertible Securities Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information
Investment Advisor
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

Administrator
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

Independent Accountants
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

Dividend Disbursing Agent, Transfer
Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol LNV.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500


(7303) AR-LNCS [12/02] VGR 2/03


Printed in the USA
J8948